UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2019

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14315 (Commission File Number)	76-0127701 (I.R.S. Employer Identification No.)

5020 Weston Parkway, Suite 400, Cary, North Carolina 27513

(Address of principal executive offices)

Registrant’s telephone number, including area code: (888) 975-9436

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2019, NCI Building Systems, Inc. (the “Company”) issued a press release announcing the retirement of its Executive Vice President, Chief Financial Officer, Shawn K. Poe, effective May 31, 2019. The Company will initiate a search for Mr. Poe’s successor, considering both internal and external candidates.

A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit
Number	Description
99.1	Press Release dated January 7, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Todd R. Moore
Todd R. Moore
Executive Vice President, Chief Legal, Risk & Compliance Officer and Corporate Secretary

Date: January 7, 2019

Exhibit Index

Exhibit
Number	Description
99.1	Press Release dated January 7, 2019.